MERRILL LYNCH
GROWTH FUND




FUND LOGO




Quarterly Report

July 31, 1998



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Arthur Moretti, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the quarter ended July 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy.

In the United States, gross domestic product (GDP) rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but also for the rest of the world as well.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.


Portfolio Matters
Merrill Lynch Growth Fund's fiscal third quarter proved challenging as the Fund underperformed the broader market. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -18.77%, -19.00%, -18.99% and -18.81%, respectively, compared to a +1.18%
total return for the unmanaged Standard & Poor's 500 Composite Index. Weak share price performance by the Fund's energy and real estate investment trust (REIT) investments was principally responsible for this underperformance. While disappointed by the Fund's performance thus far into fiscal 1998, we believe that the intermediate-term to long-term return opportunities afforded by the Fund's energy and REIT holdings will be an important factor in delivering improved relative and absolute performance.

In previous letters to shareholders, we have discussed the long-term investment rationale underlying the Fund's energy and REIT investments. In this letter to shareholders, we update our thinking for these two important industry sectors as well as provide an early look into other investment areas the Fund is pursuing.

The investment premise for the Fund's energy-related investments centers on our belief that the energy sector is in need of a significant new capital investment cycle, since supplies of equipment and services have not grown materially since the oilfield depression of the early 1980s. Since we established an overweighted exposure in the energy sector several years ago, the Fund's energy-related holdings were a significant positive contributor to overall performance through the fall of 1997. At that time, the onset of the Asian financial crisis and a mild winter in the Northern Hemisphere led to a counter-seasonal increase in crude oil inventories during the first half of 1998. While the short-term impact of higher-than-normal oil inventories has pressured oil prices to five-year lows and negatively impacted near-term business fundamentals for energy-related equities, it has not undermined the long-term need for a new capital investment cycle in the energy sector.


Merrill Lynch Growth Fund
July 31, 1998


While the performance of the Fund's energy-related investments thus far in 1998 has been disappointing, there is evidence that intermediate-term commodity market fundamentals are improving. For example, since mid-May, US crude oil and refined product inventories have stabilized. Going forward, despite the current weakness in Asia, we expect crude oil inventories to converge toward 1997 levels as continued demand growth in North America and Europe, together with supply constraints, work to draw down today's excess supply. As the inventory overhang is removed, the Fund's energy-related investments are well positioned to benefit from the long-term investment opportunity that originally attracted us to this sector. Notwithstanding the impact of what we believe to be a short-term inventory imbalance, the long-term business fundamentals for the Fund's energy investments are very promising.

Since the Fund began investing in REITs in 1996, positive near-term supply/demand fundamentals have contributed to growth in rental revenues and funds from operations for companies with well-positioned assets. More importantly, the longer-term opportunity for public real estate operating companies derives from the ongoing transition in institutional ownership from private direct investment in specific assets (such as office buildings and shopping malls) to public ownership through equity REITs. As this transition in ownership continues to evolve, it provides incremental growth and economies of scale for the larger, well-capitalized public companies that acquire these privately held assets.

Near-term fundamentals for real estate remain strong with supply and demand well balanced nationally. Furthermore, the reasons for owning REITs for the long term have not changed, since the industry is still early in the transition of private assets to the public market. In fact, the companies consolidating the real estate industry are clearly beginning to differentiate themselves with superior operating performance as economies of scale from recent transactions are now being realized.

While we remain optimistic on the long-term investment opportunities afforded by the Fund's energy and REIT investments, over time the Fund is likely to opportunistically increase its commitments to other industry segments. Life sciences, industrial automation/process control, and technology are three broadly defined industry segments currently represented in the Fund that are likely to see greater emphasis in the future. While these investment areas have a small representation in the Fund today, we believe that they offer significant long-term growth potential.

For example, in the life sciences area, the Fund initiated a position in Chiron Corp. during the July quarter. Chiron is an established biotechnology leader with business interests in therapeutic drugs, diagnostics and vaccines. We identified Chiron as a potential investment through our research on current life science holdings. Chiron's core enabling technologies for new drug discoveries are frequently cited by industry professionals as "best in class." As we investigated further, we learned that Chiron has an emerging portfolio of new drug candidates, prospective extensions of existing drugs and significant unrealized value in its diagnostics and vaccines businesses. Under the management of Sean Lance (Chiron's new chief executive officer, formerly associated with Glaxo-Wellcome), management is charged with realizing value from the company's existing portfolio of undervalued assets. At current prices, we believe that Chiron's stock price does not fully reflect the long-term value of its existing portfolio of business assets. Going forward, the Fund's investment in Chiron should benefit as the company's diagnostics business is rationalized and as the full potential of the company's pipeline of new drug candidates moves closer to market.

In the industrial automation/process control sector, the Fund recently initiated a position in National Instruments Corp., the industry leader in providing personal computer software-based solutions for programmable "virtual" instruments. The worldwide instrumentation market for test and measurement and industrial automation is estimated to exceed $30 billion in annual spending, with personal computer-based solutions comprising approximately $4 billion of this total. Dedicated, fixed-function devices have traditionally served the market for instrumentation equipment. National Instruments provides personal computer-based software solutions that give increased functionality and flexibility relative to a dedicated fixed-function instrument at a greatly reduced cost. Since the market for virtual instruments is relatively young, National Instruments has been growing significantly faster than the broader instrumentation market as its products take market share from the more mature, less versatile, and more costly incumbent solutions.


Merrill Lynch Growth Fund
July 31, 1998


In Conclusion
With the broad equity market trading near historic valuation highs, the relative value and long-term return opportunities afforded by the Fund's energy and REIT holdings appear compelling, in our view. Finally, we remain disciplined in deploying the Fund's cash balances, seeking attractively valued businesses that offer meaningful long-term return potential, consistent with the Fund's three-year--five-year investment focus that emphasizes growth at a reasonable price, otherwise known by the acronym "GARP."

We thank you for your continued investment in Merrill Lynch Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Arthur Moretti)
Arthur Moretti
Senior Vice President and Portfolio Manager



August 28, 1998







Merrill Lynch Growth Fund
July 31, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Merrill Lynch Growth Fund
July 31, 1998


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                     Ten Years/
                                              12 Month          3 Month           Since Inception
                                            Total Return      Total Return          Total Return
ML Growth Fund Class A Shares*                 -16.70%           -18.77%              +339.02%
ML Growth Fund Class B Shares*                 -17.58            -19.00               +299.38
ML Growth Fund Class C Shares*                 -17.57            -18.99               + 61.78
ML Growth Fund Class D Shares*                 -16.93            -18.81               + 66.62
Standard & Poor's 500 Index**                  +19.28            + 1.18       +444.31/+445.10/+161.20

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares, 11/28/88; Class B Shares, ten years ended 7/31/98; and Class C and Class D Shares, 10/21/94.
**An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. Ten years/since inception total returns are: from 11/28/88 to 7/31/98; for the ten years ended 7/31/98; and from 10/21/94 to 7/31/98, respectively.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        - 0.19%        - 5.43%
Five Years Ended 6/30/98                  +17.18         +15.92
Inception (11/28/88)
through 6/30/98                           +17.95         +17.29

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                        - 1.22%        - 4.84%
Five Years Ended 6/30/98                  +15.97         +15.97
Ten Years Ended 6/30/98                   +16.20         +16.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/98                        - 1.21%        - 2.11%
Inception (10/21/94)
through 6/30/98                           +17.19         +17.19


*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        - 0.46%        - 5.69%
Inception (10/21/94)
through 6/30/98                           +18.11         +16.39

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
July 31, 1998

SCHEDULE OF INVESTMENTS
                           Shares                                                                                Percent of
Industries                  Held            Long-Term Investments                    Cost             Value      Net Assets
Banking & Financial      2,000,000    Republic New York Corp.                $   44,267,281       $  118,625,000      2.0%
Services                 3,900,000    Safra Republic Holdings S.A. (ADR)*        67,382,625          302,250,000      5.2
                                                                             --------------       --------------    ------
                                                                                111,649,906          420,875,000      7.2

Beverages                3,949,108    Coca-Cola Beverages PLC                    10,825,153           12,016,977      0.2
                         2,246,300    Panamerican Beverages, Inc. (Class A)
                                      (US Registered Shares)                     70,771,223           69,775,694      1.2
                                                                             --------------       --------------    ------
                                                                                 81,596,376           81,792,671      1.4

Diversified Resource     5,800,000    Freeport-McMoRan Copper & Gold, Inc.
Companies                             (Class A)                                 150,211,626           82,287,500      1.4
                         5,000,000    Freeport-McMoRan Copper & Gold, Inc.
                                      (Class B)                                 107,984,584           74,062,500      1.3
                        11,000,000    IMC Global, Inc.                          361,136,814          281,187,500      4.9
                         1,250,000    IMC Global, Inc. (Warrants)(a)              4,374,956            2,031,250      0.0
                                                                             --------------       --------------    ------
                                                                                623,707,980          439,568,750      7.6

Domestic                 9,000,000    Burlington Resources, Inc.                424,965,127          326,250,000      5.6
Exploration &            3,500,000    Vastar Resources, Inc.                    106,578,685          149,625,000      2.6
Production                                                                   --------------       --------------    ------
                                                                                531,543,812          475,875,000      8.2

Energy Acquisition &     9,000,000    Apache Corp.                              266,675,926          238,500,000      4.1
Exploitation             3,000,000    Devon Energy Corp.                         63,886,306           96,750,000      1.7
                         1,000,000    Devon Financing Trust
                                      (Convertible Preferred)                    50,000,000           59,125,000      1.0
                         4,000,000    Newfield Exploration Co.                   56,598,372           79,250,000      1.3
                         1,608,000    Noble Affiliates, Inc.                     64,670,761           51,255,000      0.9
                                                                             --------------       --------------    ------
                                                                                501,831,365          524,880,000      9.0

Industrial                 658,200    Danaher Corp.                              22,453,506           26,862,788      0.5
Automation/              1,520,600    National Instruments Corp.                 44,832,162           39,535,600      0.7
Process Control          5,443,400    Unova, Inc.                                78,797,591          112,950,550      1.9
                                                                             --------------       --------------    ------
                                                                                146,083,259          179,348,938      3.1

Life Sciences            1,230,600    Affymetrix, Inc.                           22,542,668           33,072,375      0.6
                         2,025,000    Chiron Corp.                               35,338,275           34,425,000      0.6
                           434,500    CytoTherapeutics, Inc. (Warrants)(a)          651,750                    0      0.0
                         1,198,100    Genset (ADR)*                              23,745,154           37,740,150      0.6
                         1,352,500    Human Genome Sciences, Inc.                49,385,532           50,380,625      0.9
                         1,000,000    Millennium Pharmaceuticals, Inc.           17,754,752           15,000,000      0.3
                         1,500,000    Pharmacopeia, Inc.                         26,553,699           18,375,000      0.3
                                                                             --------------       --------------    ------
                                                                                175,971,830          188,993,150      3.3

Natural Gas              3,855,434    TransMontaigne Oil Co.                     27,060,669           55,421,864      0.9
Gathering &              3,500,000    Western Gas Resources, Inc.                74,549,278           40,468,750      0.7
Transmission                                                                 --------------       --------------    ------
                                                                                101,609,947           95,890,614      1.6

Offshore Drilling       18,400,000    Ensco International, Inc.                 194,651,449          249,550,000      4.3
Companies               16,300,000    Global Marine, Inc.                        59,126,323          223,106,250      3.8
                         4,500,000    Santa Fe International Corp.              164,472,233          103,500,000      1.8
                                                                             --------------       --------------    ------
                                                                                418,250,005          576,156,250      9.9

Oilfield Services        4,170,000    EVI Weatherford, Inc. (b)                 128,588,585          107,377,500      1.8
                         8,000,000    Nabors Industries, Inc.                   114,462,629          136,500,000      2.3
                         3,800,000    Schlumberger Ltd.                         178,946,321          230,137,500      4.0




Merrill Lynch Growth Fund
July 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                                Percent of
Industries                  Held            Long-Term Investments                    Cost             Value      Net Assets
Oilfield Services        1,900,000    Tidewater, Inc.                        $   84,775,251       $   55,100,000      1.0%
(concluded)              1,483,700    Western Atlas, Inc.                        79,331,484           97,089,619      1.7
                                                                             --------------       --------------    ------
                                                                                586,104,270          626,204,619     10.8

Real Estate              2,000,000    AMB Property Corp.                         44,944,801           47,750,000      0.8
Investment Trusts--
Industrial

Real Estate              2,649,200    Crescent Real Estate Equities, Inc.        67,893,031           77,820,250      1.4
Investment Trusts--     10,799,772    Equity Office Properties Trust            261,261,735          268,644,328      4.6
Office                                                                       --------------       --------------    ------
                                                                                329,154,766          346,464,578      6.0

Real Estate              2,500,000    Avalon Bay Communities, Inc. (c)           87,344,543           89,687,500      1.5
Investment Trusts--      5,500,000    Equity Residential Properties Trust       239,719,663          231,000,000      4.0
Residential                                                                  --------------       --------------    ------
                                                                                327,064,206          320,687,500      5.5

Real Estate                337,800    Chelsea GCA Realty, Inc.                   12,857,881           12,245,250      0.2
Investment Trusts--      3,742,000    Federal Realty Investment Trust           102,498,004           87,469,250      1.5
Retail                   1,639,200    New Plan Realty Trust                      39,681,672           37,394,250      0.6
                         7,456,600    Simon DeBartolo Group, Inc.               219,856,087          232,086,675      4.0
                         1,842,900    Weingarten Realty Investors                76,494,865           69,454,294      1.2
                                                                             --------------       --------------    ------
                                                                                451,388,509          438,649,719      7.5

Technology               2,500,000    Lam Research Corp.                         66,892,917           44,375,000      0.8
                           180,000    Maxim Integrated Products, Inc.             5,760,000            5,748,750      0.1
                                                                             --------------       --------------    ------
                                                                                 72,652,917           50,123,750      0.9

                                      Total Long-Term Investments             4,503,553,949        4,813,260,539     82.8


                           Face
                          Amount             Short-Term Investments

Commercial             $50,000,000    Bell Atlantic Financial Services,
Paper**                               Inc., 5.56% due 8/17/1998                  49,876,444           49,876,444      0.9
                                      Concord Minutemen Capital Co. LLC:
                        15,000,000      5.55% due 8/07/1998                      14,986,125           14,986,125      0.3
                        59,054,000      5.55% due 8/13/1998                      58,944,750           58,944,750      1.0
                                      Countrywide Home Loans, Inc.:
                        15,000,000      5.54% due 8/10/1998                      14,979,225           14,979,225      0.3
                        40,000,000      5.56% due 8/31/1998                      39,814,667           39,814,667      0.7
                        50,000,000    Delaware Funding Corp., 5.53%
                                      due 8/05/1998                              49,969,278           49,969,278      0.9
                                      Edison Asset Securitization, LLC:
                        48,997,000      5.53% due 8/07/1998                      48,951,841           48,951,841      0.8
                        47,695,000      5.53% due 9/03/1998                      47,453,226           47,453,226      0.8
                        40,000,000    Eureka Securitization Inc., 5.56%
                                      due 8/31/1998                              39,814,667           39,814,667      0.7
                                      Finova Capital Corp.:
                        40,000,000      5.53% due 8/10/1998                      39,944,700           39,944,700      0.7
                        15,000,000      5.55% due 9/08/1998                      14,912,125           14,912,125      0.3
                        15,000,000      5.53% due 9/15/1998                      14,896,312           14,896,312      0.3
                        35,317,000    General Motors Acceptance Corp.,
                                      5.69% due 8/03/1998                        35,305,836           35,305,836      0.6
                        50,000,000    General Motors Corp., 5.54% due
                                      8/21/1998                                  49,846,111           49,846,111      0.8
                        50,000,000    Goldman Sachs Group, 5.53% due
                                      8/28/1998                                  49,792,625           49,792,625      0.8
                        30,277,000    Lexington Parker Capital Corp.,
                                      5.53% due 8/07/1998                        30,249,095           30,249,095      0.5
                        50,218,000    Metropolitan Life Funding Corp.,
                                      5.53% due 8/03/1998                        50,202,572           50,202,572      0.9



Merrill Lynch Growth Fund
July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                            Face                                                                                 Percent of
                           Amount           Short-Term Investments                   Cost             Value      Net Assets
Commercial                            Park Avenue Receivables Corp.:
Paper**                $11,109,000      5.54% due 8/07/1998                  $   11,098,743       $   11,098,743      0.2%
(concluded)             15,567,000      5.56% due 8/14/1998                      15,535,745           15,535,745      0.3
                        40,000,000      5.54% due 8/18/1998                      39,895,356           39,895,356      0.7
                        30,231,000      5.56% due 8/20/1998                      30,142,289           30,142,289      0.5
                        40,000,000    Republic Industries, Inc., 5.53%
                                      due 8/03/1998                              39,987,711           39,987,711      0.7
                                      Riverwoods Funding Corp.:
                        50,000,000      5.52% due 9/08/1998                      49,708,667           49,708,667      0.8
                        50,000,000      5.52% due 9/10/1998                      49,693,333           49,693,333      0.8
                        35,000,000    Southern Company (The), 5.52% due
                                      8/14/1998                                  34,930,233           34,930,233      0.6
                        50,000,000    Three Rivers Funding Corp., 5.54%
                                      due 8/18/1998                              49,869,194           49,869,194      0.8
                        50,000,000    Variable Funding Capital Corp.,
                                      5.56% due 8/06/1998                        49,961,389           49,961,389      0.9

                                      Total Short-Term Investments            1,020,762,259        1,020,762,259     17.6

Total Investments                                                            $5,524,316,208        5,834,022,798    100.4
                                                                             ==============
Liabilities in Excess of Other Assets                                                                (22,201,994)    (0.4)
                                                                                                  --------------   -------
Net Assets                                                                                        $5,811,820,804    100.0%
                                                                                                  ==============    ======


Net Asset                Class A--Based on net assets of $1,261,919,865 and 53,595,863
Value:                            shares of beneficial interest outstanding                       $        23.55
                                                                                                  ==============
                         Class B--Based on net assets of $3,028,129,915 and 139,527,568
                                  shares of beneficial interest outstanding                       $        21.70
                                                                                                  ==============
                         Class C--Based on net assets of $296,110,957 and 13,743,347
                                  shares of beneficial interest outstanding                       $        21.55
                                                                                                  ==============
                         Class D--Based on net assets of $1,225,660,067 and 52,209,825
                                  shares of beneficial interest outstanding                       $        23.48
                                                                                                  ==============


  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Formerly Weatherford Enterra, Inc.
(c)Formerly Avalon Properties, Inc.




PORTFOLIO INFORMATION




Ten Largest Equity Holdings             Percent of
As of July 31, 1998                     Net Assets

Burlington Resources, Inc.                  5.6%
Safra Republic Holdings S.A. (ADR)          5.2
IMC Global, Inc.                            4.9
Equity Office Properties Trust              4.6
Ensco International, Inc.                   4.3
Apache Corp.                                4.1
Simon DeBartolo Group, Inc.                 4.0
Equity Residential Properties Trust         4.0
Schlumberger Ltd.                           4.0
Global Marine, Inc.                         3.8



Equity Portfolio Changes for the
Quarter Ended July 31, 1998

Additions
Chiron Corp.
Coca-Cola Beverages PLC
Maxim Integrated Products, Inc.

Deletions
CytoTherapeutics, Inc.
Dell Computer Corp.